Exhibit 10 (c)



                      AMENDED AND RESTATED LEASE AGREEMENT


     This Amended and Restated Lease Agreement (the "Lease") is made as of December 14, 1999, but effective as of January 1, 2000, by and between WHITE DEER WAREHOUSING & DISTRIBUTION CENTER, INC., c/o Thomas B. Keller, 401 Broad Street, Montoursville, PA 17754 ("Landlord") and WEST PHARMACEUTICAL SERVICES, INC., 101 Gordon Drive, Lionville, PA 19341 ("Tenant").

     WHEREAS,   Landlord   and  Tenant,   as   successor  to  The  West  Company
Incorporated, are parties to a certain Lease Agreement dated October 15, 1996 (the "Original Lease"), pursuant to which Landlord leases to Tenant, and Tenant rents from Landlord approximately 105,151 rentable square feet (the "Original
Premises") located in a building containing approximately 197,411 rentable square feet located at Route 15, Clinton Township, Lycoming County, Pennsylvania (the "Building"); and

     WHEREAS, Landlord and Tenant desire to amend and restate the Original Lease to provide for an expansion of the Original Premises to the entire Building (subject to the Existing Leases, as defined herein), an extension of the term of the Original Lease, and such other modifications, terms and conditions set forth herein.

     NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby. Landlord and Tenant agree as follows:

1.   RESTATEMENT OF ORIGINAL LEASE; CREATION OF NEW LEASED PREMISES.

     Landlord and Tenant acknowledge and agree that, as of the Commencement Date described below, the Original Lease shall be and hereby is amended and restated by this Lease Agreement. Landlord hereby leases to Tenant 197,411 rentable square feet in the Building, as more particularly shown on the space plan attached hereto and made a part hereof as Exhibit "A" (the "Premises"); the occupancy of which shall be subject to the terms and conditions of the existing leases from Landlord to Tenant, as described in Exhibit "B" attached hereto (the "Existing Leases"). The Premises contains the fixtures, improvements, and other property now installed. Tenant accepts the Premises in its current condition, "as-is", without any representation or warranty of Landlord, except as expressly set forth herein.

     The Premises shall include the entire Building as well as the land south of the creek bed ("Land").

     Landlord agrees to deliver, on or prior to the effectiveness of this Lease Agreement, sublease agreements from the tenants under the Existing Leases, in the form of Exhibit "C" attached hereto, pursuant to which such tenants will agree to become subtenants to Tenant.

2.   TERM.

     The initial term ("Initial Term") of this Lease begins on January 1, 2000 (the "Commencement Date") and shall end on December 31, 2009 (the "Expiration Date"), subject to the extension options contained below.





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     Provided  that Tenant is not then in default  under this  Lease,  Tenant is hereby granted the option to extend the term of this Lease for three (3) additional terms (each of such additional terms, a "Renewal Term") of five (5) years each, each such option to be exercised by Tenant, if at all, by giving written notice not less than ninety (90) days prior to the expiration of the Initial Term or then-current Renewal Term. The Initial Term and any Renewal Term are sometimes referred to together in this Lease as the "Term" hereof

3.   BASE RENT; SECURITY DEPOSIT.

     Tenant shall pay to Landlord at the office of Landlord, or at such other place as Landlord may designate, annual Base Rent during the first Lease year equal to Six Hundred Ninety Thousand Nine Hundred Thirty Eight and 50/100 Dollars ($690,938.50) (representing the sum obtained by multiplying the square feet of the Premises by $3.50); payable in twelve (12) equal monthly installments of Fifty Seven Thousand Five Hundred Seventy Eight and 21/100 Dollars ($57,578.21). After the first Lease year, and including all Renewal Terms, the annual Base Rent shall be increased from the Base Rent for the previous Lease year by the percentage increase in the Consumer Price Index (as hereinafter defined) between October of the previous calendar year and October of the then current calendar year, with a minimum increase of three percent (3%) and a maximum increase of five percent (5%). "Consumer Price Index" shall mean the Consumer Price Index for All Urban Consumers released by the United States Department of Labor, Bureau of Labor Statistics, relating to Consumer Prices for All Items in the Philadelphia Area.

     All of these payments shall be made on or before the first day of each and every month following the Commencement Date during the Term, without any set-off or deduction except as herein specified. If the Commencement Date occurs on other than the first day of a month, the Base Rent for such month shall be pro rated.

     As security for performance of its obligations under this Lease, Tenant shall pay to Landlord a security deposit in the amount equal to $57,578.21, representing one month's rent as calculated in the first Lease year.

4.   CAPITAL IMPROVEMENT FUND.


     In addition to the payments of Base Rent described above, Tenant shall pay to Landlord from and after the Commencement Date an annual amount equal to Fifty Cents (.50 cents) per square foot in the Premises, to be paid in equal monthly installments throughout each Lease Year (the "Capital Improvement Reserve"). The Capital Improvement Reserve shall be subject to the same annual increase by the percentage increase in the Consumer Price Index as set forth in Section 3 above. The Capital Improvement Reserve may be used by Landlord, upon prior notice to Tenant, to pay for capital improvements, replacements and reasonable financing costs (as referred to in Paragraph 8(b) and 8(c) below and as defined by generally accepted accounting principles) required to the Building from and after the Commencement Date; provided, however, that the Capital Improvement Reserve shall only be used to pay for capital improvement and replacement work performed in a manner and during such times as is customary for such work. Landlord and Tenant agree that each will take such steps necessary to bid such work wherever reasonably practicable so as to minimize excess costs. Notwithstanding the foregoing, Landlord must make any and all necessary capital improvements and replacements to the Building regardless of whether there are sufficient funds in the Capital Improvement Reserve to fund such improvements or replacements. In the event that the Capital Improvement Reserve is insufficient to fund necessary capital improvements or replacements, and Landlord is required to advance such funds, subsequent payments by Tenant to the Capital Improvement Reserve can be used to reimburse Landlord. Any dispute regarding the necessity of capital improvements or replacements will be subject to the dispute resolution provisions set forth in Section 8(c).

5.   ADDITIONAL RENT.

     (a) Definitions. For the purpose of this Lease, "Real Estate Taxes" means the sum of (a) real property taxes, special or otherwise, imposed upon the Premises, at discounted rates only, and (b) reasonable legal fees, costs, and disbursements incurred for proceedings to contest, determine, or reduce Real Estate Taxes, provided such method for contesting the Real Estate Taxes is agreed to in writing by Landlord and Tenant.

     (b) Payment by Tenant. Tenant shall pay all Real Estate Taxes imposed upon the Premises within thirty (30) days net from the date of receipt by Tenant of written notice from Landlord of such amounts due from Tenant; provided however, that Landlord shall pay its proportionate share of the real estate taxes imposed on the land that is north of the creek bed. The assessed value of the land north of the creek bed shall be determined by a pro ration of the locally assessed land values.

6.   UTILITIES.

     (a) Tenant shall pay the cost of all light, power, natural gas, fuel, oil, sprinkler stand-by service, water, telephone, sewer, and other utilities and services supplied to the Premises. Tenant shall pay such charges directly to the providing utility. Landlord shall not be liable to Tenant, and Tenant's obligations under the Lease shall not be abated, in the event of any interruption or inadequacy of any utility or service supplied to the Premises unless such interruption or inadequacy is caused by the gross negligence or wilful misconduct of Landlord, and then only to the extent Tenant is not compensated by any insurance required to be carried by Tenant hereunder or any other insurance actually carried by Tenant.

     (b) In the event public sewer service becomes available to the Premises, Tenant shall pay all normal assessments pursuant to Section 6(a) above, and sewer rents applicable thereto. Landlord shall pay the cost of all hook-up fees and the cost of the installation and replacement of all applicable sewer connection lines serving the Premises.

7.   USE OF PREMISES. The Premises may be used by Tenant for any lawful purpose.

8.   MAINTENANCE AND REPAIRS.

     (a) Tenant Responsibilities. Tenant shall keep and maintain the Premises in good order, condition and repair during the Term. Tenant shall be responsible for (i) routine maintenance and repair of the parking areas surrounding the Building, and the roof areas above the Premises as shown on Exhibit "D" attached hereto, (ii) lawn maintenance and landscaping of the Land south of the creek bed and (iii) snow and ice removal surrounding the Building and the Land south of the creek bed. To assist Tenant in its maintenance responsibilities, Tenant shall have cooperative use and maintenance responsibility (but not replacement responsibility) of Landlord's presently existing maintenance equipment, including Landlord's scissor jack, maintenance tractor and related equipment. Tenant shall not commit any waste or nuisance in the Premises nor allow its agents or employees to do so. Landlord, at Tenant's expense, shall perform an annual maintenance inspection of all roof areas above the Premises as shown on Exhibit "D" attached hereto, which such annual inspection shall result in a written inspection report to be provided to Landlord and Tenant; provided, however, that Landlord shall obtain Tenant's prior written approval of the inspection company selected by Landlord, which approval shall not be unreasonably withheld or delayed

     (b) Landlord Responsibilities. Landlord shall be responsible for replacement, as defined by generally accepted accounting principles, as needed, of the parking areas surrounding the Building, the roof and structure of the Building, and the Building's systems and any and all equipment, fixtures and appurtenances furnished by the Landlord, as described in Exhibit "E" attached hereto; provided, however, that Landlord shall not be responsible for uninsured damage arising from the negligent act or omission of Tenant, its agents or employees, which shall be repaired by Tenant at Tenant's expense. Repairs which affect business operations in the Premises shall be scheduled after hours to the extent feasible.

     (c) Dispute Resolution. Disputes between Landlord and Tenant as to whether a condition warrants repair by Tenant or replacement by Landlord shall be determined by an independent expert chosen jointly by Landlord and Tenant. In the event that Landlord and Tenant cannot agree on an independent expert, each of Landlord and Tenant shall select one expert, and both such experts shall select a third expert, who shall, in consultation with the other two experts, make the determination as to whether the condition warrants necessary repair or replacement.

9.   ALTERATIONS AND IMPROVEMENTS.

     Tenant shall not make any "material" alterations, additions or improvements to the Premises (the "Alterations") without Landlord's prior written consent, which shall not be unreasonably withheld or delayed. Tenant shall be permitted to make non-structural Alterations to the Premises without the prior written consent of Landlord, if such Alterations are not "material". As used herein, "material" shall mean Alterations performed for a price of more than $50,000. Disputes between Landlord and Tenant as to whether a non-structural Alteration is "material" shall be subject to the dispute resolution provisions set forth in
Section 8(c). Tenant shall procure all governmental permits and authorizations for the Alterations, and obtain and provide to Landlord an official certificate of occupancy and/or compliance upon completion of the Alterations, if appropriate. Tenant shall construct the Alterations in a good and workmanlike manner utilizing materials of first class quality and in compliance with all laws and governmental regulations. Alterations that remain on the Premises upon termination of the Lease shall become the property of Landlord, including items that are considered an integral part of the Building and Building systems; provided, however, that Tenant shall have the right to remove all alterations or improvements that are an integral part of its business operation and shall return such areas to their condition prior to the alteration or improvement by Tenant.

10.  ADDITIONAL BUILDINGS.

     Landlord shall not build any building on the Land to the south of the creek bed without Tenant's prior written consent, which shall not be unreasonably withheld or delayed. Tenant can reasonably withhold consent if any of the following conditions are not met: (i) the building must be freestanding, (ii) the building must have adequate, self-contained parking (i.e., have enough parking spaces to meet the buildings' needs, without sacrificing Tenant's parking or exterior storage needs), (iii) the building event that the Capital Improvement Reserve is insufficient to fund necessary capital improvements or replacements, and Landlord is required to advance such funds, subsequent payments by Tenant to the Capital Improvement Reserve can be used to reimburse Landlord. Any dispute regarding the necessity of capital improvements or replacements will be subject to the dispute resolution provisions set forth in
Section 8(c).

5.   ADDITIONAL RENT.

     (a) Definitions. For the purpose of this Lease, "Real Estate Taxes" means the sum of (a) real property taxes, special or otherwise, imposed upon the Premises, at discounted rates only, and (b) reasonable legal fees, costs, and disbursements incurred for proceedings to contest, determine, or reduce Real Estate Taxes, provided such method for contesting the Real Estate Taxes is agreed to in writing by Landlord and Tenant.

     (b) Payment by Tenant. Tenant shall pay all Real Estate Taxes imposed upon the Premises within thirty (30) days net from the date of receipt by Tenant of written notice from Landlord of such amounts due from Tenant; provided however, that Landlord shall pay its proportionate share of the real estate taxes imposed on the land that is north of the creek bed. The assessed value of the land north of the creek bed shall be determined by a pro ration of the locally assessed land values.

6.   UTILITIES.

     (a) Tenant shall pay the cost of all light, power, natural gas, fuel, oil, sprinkler stand-by service, water, telephone, sewer, and other utilities and services supplied to the Premises. Tenant shall pay such charges directly to the providing utility. Landlord shall not be liable to Tenant, and Tenant's obligations under the Lease shall not be abated, in the event of any interruption or inadequacy of any utility or service supplied to the Premises unless such interruption or inadequacy is caused by the gross negligence or wilful misconduct of Landlord, and then only to the extent Tenant is not compensated by any insurance required to be carried by Tenant hereunder or any other insurance actually carried by Tenant.

     (b) In the event public sewer service becomes available to the Premises, Tenant shall pay all normal assessments pursuant to Section 6(a) above, and sewer rents applicable thereto. Landlord shall pay the cost of all hook-up fees and the cost of the installation and replacement of all applicable sewer connection lines serving the Premises.

7.   USE OF PREMISES. The Premises may be used by Tenant for any lawful purpose.

8.   MAINTENANCE AND REPAIRS.

     (a) Tenant Responsibilities. Tenant shall keep and maintain the Premises in good order, condition and repair during the Term. Tenant shall be responsible for (i) routine maintenance and repair of the parking areas surrounding the Building, and the roof areas above the Premises as shown on Exhibit "D" attached hereto, (ii) lawn maintenance and landscaping of the Land south of the creek bed and (iii) snow and ice removal surrounding the Building and the Land south of the creek bed. To assist Tenant in its maintenance responsibilities, Tenant shall have cooperative use and maintenance responsibility (but not replacement responsibility) of Landlord's presently existing maintenance equipment, including Landlord's scissor jack, maintenance tractor and related equipment. Tenant shall not commit any waste or nuisance in the Premises nor allow its agents or employees to do so. Landlord, at Tenant's expense, shall perform an annual maintenance inspection of all roof areas above the Premises as shown on Exhibit "D" attached hereto, which such annual inspection shall result in a written inspection report to be provided to Landlord and Tenant; provided, however, that Landlord shall obtain Tenant's prior written approval of the inspection company selected by Landlord, which approval shall not be unreasonably withheld or delayed

     (b) Landlord Responsibilities. Landlord shall be responsible for replacement, as defined by generally accepted accounting principles, as needed, of the parking areas surrounding the Building, the roof and structure of the Building, and the Building's systems and any and all equipment, fixtures and appurtenances furnished by the Landlord, as described in Exhibit "E" attached hereto; provided, however, that Landlord shall not be responsible for uninsured damage arising from the negligent act or omission of Tenant, its agents or employees, which shall be repaired by Tenant at Tenant's expense. Repairs which affect business operations in the Premises shall be scheduled after hours to the extent feasible.

     (c) Dispute Resolution. Disputes between Landlord and Tenant as to whether a condition warrants repair by Tenant or replacement by Landlord shall be determined by an independent expert chosen jointly by Landlord and Tenant. In the event that Landlord and Tenant cannot agree on an independent expert, each of Landlord and Tenant shall select one expert, and both such experts shall select a third expert, who shall, in consultation with the other two experts, make the determination as to whether the condition warrants necessary repair or replacement.

9.   ALTERATIONS AND IMPROVEMENTS.

     Tenant shall not make any "material" alterations, additions or improvements to the Premises (the "Alterations") without Landlord's prior written consent, which shall not be unreasonably withheld or delayed. Tenant shall be permitted to make non-structural Alterations to the Premises without the prior written consent of Landlord, if such Alterations are not "material". As used herein, "material" shall mean Alterations performed for a price of more than $50,000. Disputes between Landlord and Tenant as to whether a non-structural Alteration is "material" shall be subject to the dispute resolution provisions set forth in
Section 8(c). Tenant shall procure all governmental permits and authorizations for the Alterations, and obtain and provide to Landlord an official certificate of occupancy and/or compliance upon completion of the Alterations, if appropriate. Tenant shall construct the Alterations in a good and workmanlike manner utilizing materials of first class quality and in compliance with all laws and governmental regulations. Alterations that remain on the Premises upon termination of the Lease shall become the property of Landlord, including items that are considered an integral part of the Building and Building systems; provided, however, that Tenant shall have the right to remove all alterations or improvements that are an integral part of its business operation and shall return such areas to their condition prior to the alteration or improvement by Tenant.

10.  ADDITIONAL BUILDINGS.

     Landlord shall not build any building on the Land to the south of the creek bed without Tenant's prior written consent, which shall not be unreasonably withheld or delayed. Tenant can reasonably withhold consent if any of the following conditions are not met: (i) the building must be freestanding, (ii) the building must have adequate, self-contained parking (i.e., have enough parking spaces to meet the buildings' needs, without sacrificing Tenant's parking or exterior storage needs), (iii) the building event that the Capital Improvement Reserve is insufficient to fund necessary capital improvements or replacements, and Landlord is required to advance such funds, subsequent payments by Tenant to the Capital Improvement Reserve can be used to reimburse Landlord. Any dispute regarding the necessity of capital improvements or replacements will be subject to the dispute resolution provisions set forth in
Section 8(c).


11.  COVENANT AGAINST LIENS.

     Tenant shall not have any right to subject Landlord's interest in the Premises to any mechanic's lien or any other lien whatsoever. If any mechanic's lien or other lien, charge or order for payment of money shall be filed as a result of the act or omission of Tenant, Tenant shall cause such lien, charge or order to be discharged or appropriately bonded within thirty (30) days after notice from Landlord thereof, and Tenant shall indemnify and save Landlord harmless from all liabilities and costs resulting therefrom.

12.  ENVIRONMENTAL LAW COMPLIANCE.

     (a) Tenant agrees that it shall, at its sole cost and expense, fulfill, observe and comply with all of the applicable terms and provisions of all federal, state and local environmental laws now in effect or hereinafter enacted, as any of the same may be amended from time to time, and all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant thereto or in connection therewith, as may relate to Tenant's operations and/or possession or use of the Premises whether pursuant to this Lease or otherwise. Tenant will provide to Landlord written notice within five
(5) business days of all notices received from any government agency that are served upon Tenant which claim a violation of any environmental laws, rules, regulations, ordinances or orders of any federal, state or local government or which call attention to the need for an investigation, remediation, response action on or in connection with the Premises.

     (b) Without limiting the foregoing, Tenant agrees, to indemnify and hold Landlord harmless from and against any and all liability, penalties, losses, expenses (including, but not limited to, reasonable engineering and consulting fees), damages, costs (including, but not limited to, reasonable costs of compliance and testing), claims, causes of action, judgments and/or the like, of whatever nature, including, but not limited to, reasonable attorneys' fees, to the extent said lien, encumbrance, liability, penalty, loss, expense, damage, cost, claim, cause of action, judgment and/or the like arises from or in connection with Tenant's failure or inability, to observe or comply with all environmental laws; provided, however, that such indemnification shall apply only to liabilities incurred by Tenant in the space in the Building actually occupied by Tenant and shall not apply to liabilities incurred by other past or present tenants in the Building.

     (c) Landlord, at Landlord's sole cost and expense, shall conduct a Phase I Environmental Audit (the "Environmental Audit") of all of the space in the Building leased by Landlord to other past or present tenants, excluding Tenant (the "Other Tenant Space"), by May 31, 2000. Landlord, at Landlord's sole cost and expense, shall be responsible for performing any further investigations or remedial activities required or recommended to be performed on the Other Tenant Space. Landlord and Tenant agree and acknowledge that the performance of a Phase I Environmental Audit is not conclusive evidence of the presence or absence of environmental contamination. Without limiting the foregoing, Landlord agrees, to indemnify and hold Tenant harmless from and against any and all liability, penalties, losses, expenses (including, but not limited to, reasonable engineering and consulting fees), damages, costs (including, but not limited to, reasonable costs of compliance and testing), claims, causes of action, judgments and/or the like, of whatever nature, including, but not limited to, reasonable attorneys' fees, to the extent said lien, encumbrance, liability, penalty, loss, expense, damage, cost, claim, cause of action, judgment and/or the like arises from or in connection with Landlord's failure or inability, to observe or comply with all environmental laws; provided, however, that such indemnification shall apply only to liabilities incurred by Landlord in the space in the Building not occupied by Tenant.

     (d) Tenant agrees that each of the foregoing provisions of this Section 12 shall survive the expiration or earlier termination of the term of this Lease.

     (e) Landlord and Tenant agree that throughout the Term of this Lease, neither Landlord or Tenant will use, generate, process, manufacture, store, handle, treat, release, discharge or dispose of any Hazardous Substances at the Premises, nor will give any other person or entity the right to use, generate, process, manufacture, store, handle, treat, release, discharge or dispose of any Hazardous Substances at the Premises.

     (f) Landlord, at Landlord's expense, shall have access to the Premises during normal business hours to conduct any and all reasonable, periodic environmental tests and inspections that the Landlord deems necessary. If such testing or inspections interferes with or disrupts Tenant's business operations, Landlord shall reimburse Tenant for any and all costs and expenses incurred by Tenant as a result of such disruption or interference, including, but not limited to, administrative costs, direct costs and legal costs.

13.  ASSIGNMENT AND SUBLETTING.

     Tenant shall have the right to freely assign this Lease or sublet any part of or the entire Premises, without the requirement of Landlord's consent, provided, however, that the term of any sublease shall not be greater than the term of this Lease. Tenant shall be released from its obligations contained in this Lease if it assigns this Lease to an assignee showing financial strength and stability reasonably acceptable to Landlord and Landlord's mortgagee, which such acceptance shall not be unreasonably withheld or delayed. In the event Tenant desires to assign this Lease or sublet the Premises, upon Tenant's request, Landlord shall cooperate in good faith to assist Tenant in locating and reaching appropriate agreements with one or more substitute Tenant(s) or sublessee(s), whose uses are compatible to that of Tenant and comply with Landlord's financing requirements. In the event Tenant assigns or sublets this Lease, Landlord agrees to enter into a non-disturbance, subordination and attornment agreement stating that so long as such assignee or subtenant is not in default under this Lease, its use and occupancy of the Premises will not be disturbed by Landlord, so long as such assignee or subtenant has agreed to be bound by the terms and conditions of this Lease applicable to it. Tenant shall be responsible for the collection of all rents from its subtenant(s).

14.  CASUALTY.

     (a) If the Building is damaged by fire or other casualty, and the Building cannot be fully repaired within one hundred eighty (180) days after such casualty occurred, then, Tenant may elect to terminate this Lease by giving written notice to Landlord within thirty (30) days after becoming aware of the occurrence of the casualty. If this Lease is not so terminated, Landlord shall repair the damage as soon as reasonably possible, in which event this Lease shall remain in full force and effect (but Tenant shall then have the right, prior to the completion of the repairs or Tenant's taking possession of the Premises, to terminate this Lease if the Building is not fully repaired within one hundred eighty (180) days after such casualty occurred). The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs of the Building within one hundred eighty (180) days after commencement of the work, even if Landlord had in good faith notified Tenant that the repair could be completed within such period, if such failure to complete repair is due to unreasonable delays caused by Tenant or Tenant's insurance company. Tenant agrees to insure the Building on a replacement cost basis.

15.  CONDEMNATION.

     If any portion of the Land and/or Building shall be taken under the power of eminent domain or sold under the threat thereof ("Condemnation") and Tenant's use of the Premises is materially adversely affected in the reasonable opinion of Tenant exercised in good faith, Tenant may terminate this Lease as of the date on which title to the Premises or portion thereof shall vest in the condemning authority.

16.  SURRENDER OF PREMISES.

     Upon termination of the Lease, Tenant shall surrender the Premises to Landlord broom clean, and in good order and condition, except for ordinary wear and tear, and damage by casualty which Tenant was not obligated to remedy under
Section 14. Tenant shall repair any damage to the Premises caused by the removal by Tenant of any equipment and machinery. All equipment, machinery and other personal property of Tenant remaining on the Premises after Tenant's removal shall be deemed abandoned and may be retained by Landlord.

17.  COMPLIANCE WITH LAWS.

     (a) Tenant shall comply with all laws, rules, ordinances, orders and regulations of any federal, state and local authority which are applicable to its manner of use and operation of the Premises. Nothing herein contained shall be deemed to impose any obligation upon Tenant to make any structural alterations, improvements or repairs to the Premises.

     (b) Landlord shall comply with all rules, regulations, orders, laws, ordinances and legal requirements and standards issued thereunder which affect
(1) the Premises or the Building; or (2) which relate to the performance by Landlord of any duties or obligations to be performed by Landlord under this Lease. Without limiting the foregoing, Landlord shall comply or cause the Building to comply with all environmental, fire, and health and safety laws, regulations and codes relating to the Building structure and not Tenant's manufacturing and operating systems.

18.  ESTOPPEL CERTIFICATE.

     Tenant and Landlord each agree that from time to time, upon not less than 30 days prior written request by Landlord or Tenant, each will deliver to the other a statement in writing certifying to the best of its knowledge (a) that this Agreement is unmodified and in full force and effect (or if there have been modifications that the Agreement as modified is in full force and effect); (b) the dates to which the rent and other charges have been paid; and (c) that neither party is in default under any provision of this Agreement, or if in default, the nature thereof.

19.  SUBORDINATION.

     This Lease shall be subordinate and subject to all ground and underlying leases and to any mortgages thereon and to any mortgages covering the fee of the Building, or Land, that now or may hereafter affect the Building, or Land and to all renewals, modifications or replacements thereof; provided, however, that with respect to any existing ground lease, underlying lease and/or mortgage, within thirty (30) days after Tenant executes this Lease and, with respect to any future ground lease, underlying lease and/or mortgage, on or before the effective date thereof, Landlord shall obtain from its ground lessor, underlying lessor and/or mortgagee a written agreement with Tenant which shall be binding on their respective successors and assigns and shall provide that so long as this Lease shall be in full force and effect Tenant's possession and use of the Premises and Tenant's other rights under this Lease, shall not be affected or disturbed by reason of the subordination to or any modification of or default under the ground or underlying lease or mortgage. If the ground or underlying lessor and/or mortgagee or any successor in interest shall succeed to the rights of Landlord under this Lease, whether through possession, judicial or foreclosure action, or delivery of a deed, Tenant will attorn to and recognize such successor-landlord as Tenant's landlord and the successor-landlord will accept such attornment and recognize Tenant's rights of possession and use of the Leased Premises in accordance with the provisions of this Lease.

20.  DEFAULT BY TENANT.

     If Tenant (i) shall default in the payment of Base Rent or Additional Rent and such default shall continue for 15 days after notice thereof from Landlord, or (ii) shall default in the performance of any of its other obligations under this Lease and if such default shall continue for 30 days after notice thereof from Landlord specifying in what manner Tenant has defaulted (except that if such default cannot be cured within said 30 day period, this period shall be extended for a reasonable additional time, provided that Tenant commences to cure such default within the 30 day period and proceeds diligently thereafter to effect such cure) or (iii) files a petition commencing a voluntary case, or has filed against it a petition commencing an involuntary case, under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under any similar law, or files or has filed against it a petition or answer in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law, and, in the case of any such involuntary action, such action shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof then Landlord may (1) cure such default and any costs and expenses incurred by Landlord therefor shall be deemed Additional Rent, or (2) lawfully enter the Premises and repossess the same as the former estate of Landlord and expel Tenant and those claiming under Tenant without being deemed guilty of any manner of trespass and without prejudice to any other remedies which Landlord may have for arrears of Base Rent or Additional Rent or preceding breach of covenant, and upon entry as aforesaid, this Lease shall terminate and Tenant covenants that in case of such termination, it will indemnify Landlord against all loss of Base Rent, Additional Rent and other reasonable costs and expenses actually paid by Landlord which Landlord incurs by reason of such termination during the residue of the term of this Lease.

21.  SUSPENSION OF TENANT DEFAULT.

     If Tenant shall dispute, in good faith, any Additional Rent or other sum (other than Base Rent and Capital Improvement Reserve) claimed by Landlord hereunder and Tenant shall give Landlord written notice specifying in reasonable detail the basis for its dispute, Tenant may withhold payment of the particular amount in dispute. Tenant and Landlord shall proceed diligently to resolve any such dispute by agreement or arbitration in accordance with Section 24 or otherwise. If the dispute is resolved, in Landlord's favor, Tenant will reimburse Landlord the amount in dispute plus interest at 1% over prime from the date of objection by Tenant, as well as any additional reasonable costs and fees, including reasonable attorneys' fees. If the dispute is resolved, in Tenant's favor, Landlord will reimburse Tenant the amount in dispute plus interest at 1% over prime from the date of objection by Tenant, as well as any additional reasonable costs and fees, including reasonable attorneys' fees.



22.  DEFAULT BY LANDLORD.

     If Landlord defaults in the performance or observance of any provision of this Lease, Tenant shall give Landlord notice specifying in what manner Landlord has defaulted and if such default shall not be cured by Landlord within the period of time provided for elsewhere in this Lease, and otherwise within 30 days after the delivery of such notice (except that if such default cannot be cured within said 30 day period, this period shall be extended for a reasonable additional time, provided that Landlord commences to cure such default within the 30 day period and proceeds diligently thereafter to effect such cure); Tenant may cure such default and/or withhold payment of Base Rent and Additional Rent due and to accrue hereunder (to the extent necessary to cover the costs incurred and/or estimated by Tenant to cure such default) so long as Landlord remains in default, or invoice Landlord for costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) incurred by Tenant therefor. If Tenant cannot reasonably cure Landlord's default or if Landlord docs not reimburse Tenant within 30 days of receipt of any invoice for the cost of such cure, Tenant may terminate this Lease.

23.  INSURANCE.

     (a) Tenant shall keep the Building, including the Improvements, insured against damage and destruction by fife, earthquake, tornado, windstorm, vandalism, and other perils in such amounts as to reflect replacement cost values.

     (b) Landlord and Tenant shall each maintain contractual and comprehensive general liability insurance, including public liability and property damage, with a minimum combined single limit of liability of two million dollars ($2,000,000.00), adjusted annually to reflect increases in inflation, for personal injuries or deaths of persons occurring in or about the Building and Premises. Annually, each of Landlord and Tenant shall deliver to the other certificates of insurers evidencing such coverage. Landlord shall name Tenant, and Tenant shall name Landlord, as additional insureds on the foregoing policies.

     (c) Each party waives claims arising in any manner in its ("Injured Party") favor and against the other party for loss or damage to Injured Party's property located within or constituting a part or all of the Building but only to the extent the loss or damage is covered by the Injured Party's insurance, or the insurance the Injured Party is required to carry under this Section, whichever is greater. The waiver also applies to each party's directors, officers, employees, shareholders, and agents. The waiver docs not apply to claims caused by a party's willful misconduct and/or negligence, or failure to comply with the terms of this Lease.

24.  ARBITRATION.

     Any disputes between Landlord and Tenant that are not resolved by the parties within ten days after either party gives notice to the other of its desire to arbitrate the dispute, shall be settled by binding arbitration by the American Arbitration Association in accord with its then-prevailing rules.
Judgment  upon  the  arbitration  award  may  be  entered  in any  court  having jurisdiction. The arbitrators shall have no power to change the Lease provisions. The arbitration panel shall consist of three arbitrators, one of whom must be a real estate attorney chosen by such arbitration panel. The arbitrators shall award the prevailing party reasonable expenses and costs including reasonable attorneys' fees plus interest on the amount due at 12% per annum or the maximum then allowed by applicable law, whichever is less.

     The losing party shall pay to the prevailing party the amount of the final arbitration award. If payment is not made within 10 days after the date the arbitration award is no longer appealable, then in addition to any remedies under the law, if Landlord is the prevailing party, it shall have the same remedies for failure to pay the arbitration award as it has for Tenant's failure to pay Base Rent, and if Tenant is the prevailing party, it may deduct any remaining unpaid award from its monthly payment of Base Rent, Additional Rent, or other charges.

25.      NOTICES AND DEMANDS.

     All notices required or permitted under this Agreement shall be in writing and shall be deemed to have been given if hand delivered, sent by recognized overnight delivery service providing receipt of delivery, or mailed in any United States Post Office by certified or registered mail, postage prepaid, addressed to Landlord or Tenant at the addresses set forth in the caption to this Lease, or at such other address provided by a party in accordance with the provisions of this Section 26, or if sent by facsimile transmission with a separate copy delivered or sent by any of the other means set forth above. The initial address of the Landlord and Tenant is set forth below:

         If to Landlord:

         White Deer Warehousing & Distribution Center, Inc.
         c/o Thomas B. Keller
         401 Broad Street
         Montoursville, PA 17754

         If to Tenant:

         West Pharmaceutical Services, Inc.
         6453 U.S. Highway 15
         Montgomery, Pennsylvania 17752
         Attn.: Plant Manager

         With a copy to:

         West Pharmaceutical Services, Inc.
         101 Gordon Drive
         Lionville, PA 19341
         Attn.: Mr. Dominick Labresco

     Any party shall have the right from time to time and at any time, upon at least ten (10) days' prior written notice delivered pursuant to the terms hereof, to change its respective address and to specify any other address within the United States of America, provided said new address is not a post office box.

26.  MISCELLANEOUS.

     (a) Amendment. This Agreement may not be modified, changed, or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties.

     (b) Consent or Permission. Whenever the consent, permission or approval of either the Landlord or Tenant is required under this Lease such consent, permission or approval shall not be unreasonably withheld or delayed. Whenever any right of estimate, judgment, determination, decision, or promulgation is vested in either party or their representative by this Lease, such estimate, judgment, determination, decision, or promulgation shall be reasonable.

     (c) Nonwaiver. No waiver of any provision of this Agreement shall be implied by any failure of Tenant or Landlord to enforce any remedy for the violation of such provision even if such violation be continued and/or repeated. No express waiver shall affect any provision other than the one specified.

     (d) Attorneys' Fees. In any litigation between the parties regarding this Lease, the losing party shall pay to the prevailing party all reasonable expenses and court costs including attorneys' fees incurred by the prevailing party. A party shall be considered the prevailing party if it substantially obtains the relief it sought, either through a judgment or the losing party's voluntary action before judgment.

     (e) Governing Law. This Agreement and all questions arising hereunder shall be construed and governed by the laws and regulations of the State or local government where the Building is located. If any provision of this Agreement is invalid or unenforceable for any reason, all other provisions shall be and remain in effect.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Landlord, its successors and assigns, and shall inure to the benefit of and be binding upon Tenant, its successors and assigns.

     (g) Limitation of Landlord's Liability. There shall be no personal liability of the Landlord or any partner, stockholder, officer, director or other principal of Landlord in connection with this Lease. Tenant agrees to look solely to the interest of Landlord in the Premises for the collection of any judgment or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to this Lease or in any way relating to the Premises. No other assets of Landlord or any principal of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

     (h) Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     (i) Signage. Tenant shall have the right to erect, and the responsibility to maintain, such signage and commercial display as Tenant shall in its discretion determine in locations in the Premises and on the Land selected by Tenant subject to Landlord's reasonable approval. Landlord may install a marquis on the Land, provided the marquis does not demean or interfere with visibility of Tenant signage. Landlord shall be prohibited from erecting a "For Sale" or "For Lease" sign outside the Building during the term of this Lease; provided, however, that in the event Tenant shall decline to renew the Lease pursuant to
Section 2 above, Landlord shall be permitted to erect a "For Sale" sign outside the Building during the ninety (90) day period after Tenant has provided notice of its intent not to renew.

     (j) Right of First Refusal. If a third-party makes a written offer or letter of intent to purchase the Premises, specifying such material terms as the purchaser, property and purchase price. Tenant shall have the first right to purchase the Premises under the same terms. Such right must be communicated to Tenant in writing within fifteen (15) days of the receipt by Landlord of the third party offer, whereupon Tenant shall have fifteen (15) days to elect to exercise the right to purchase the Premises on such terms. If Tenant fails to exercise its right to purchase the Premises, Landlord shall have the right to sell the Premises pursuant to the bona fide offer received by the third party. If the sale to the third party does not close, Tenant retains the right of first refusal on subsequent offers.


                        [Signatures follow on next page]

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this agreement as of the date set forth above.

                                     WHITE DEER WAREHOUSING & DISTRIBUTION
                                     CENTER, INC., a Pennsylvania corporation


                                     By:  ------------------------------------
                                           Name:
                                           Title:


                                      WEST PHARMACEUTICAL SERVICES, INC.


                                      By: ------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT "A"

                             FLOOR PLAN OF PREMISES

                                   EXHIBIT "A"

[Photo omitted- blueprint]

[Description]

Listed is the Floor Plan of Premises, along with the helicopter landing pad.

A.  Front Office Exits
    Nursette Room Exits

B   Mechanical Room Exits
    Counter Cap Room Exit
    Cafeteria Exit
    Shipping and Warehouse Exits (North Sides)

C.  Tool Room Exit
    Employee Entrance
    Warehouse Exits (South Side)

Helicopter Land Pad

                                   EXHIBIT "B"

                                EXISTING LEASES

                                 LEASE AGREEMENT



     This Lease is made as of June 1, I998, between WHITE DEER WAREHOUSING & DISTRIBUTION CENTER, INC., c/o Thomas B. Keller, 401 Broad Street, Mountoursville, PA 17754 ("Landlord" and CONSPEC SYSTEMS, INC. RR # 3, MUNCY, PA 17756.

     For One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby. Landlord and Tenant agree as follows:

1.   PREMISES.

     Landlord leases to Tenant 4,684 rentable square feet known as Warehouse Lease Area I and 4.684 rentable square feet in Warehouse Lease Area II; 375 square feet: in the North Office Complex area known as Lease Area 111 located at Route 15, Clinton Township, Lycoming County, Pennsylvania, as more particularly shown (shaded in blue) on the space plan attached hereto and made a part hereof as Exhibit "A" (the "Premises"). The Premises contains the warehouse area, office space and improvements and other property now installed.

     Tenant and its agents, employees, and invitees shall have the non-exclusive right to the free use of certain common areas ("Common Areas") in the Building and on the land ("Land") on which the Building is located. The Common Areas are the restroom facilities and the lunchroom area and connecting corridors from the North Office Complex to Warehouse, Shipping/Receiving Areas.

2.   TERM.

     The initial term ("Initial Term") of this Lease begins on the date (the "Commencement Date") which is June 1, 1998, and shall end on May 31, 1999. Two additional renewal terms are anticipated by the Tenant and Landlord.

     Any subsequent extensions agreed upon by Landlord and Tenant, for a "Renewal Term" of twelve (12) months after the expiration of the Initial Term, such agreement to be executed by Tenant, if at all, by giving written notice not less than ninety (90) days prior to the expiration of the Initial Term or the then-current Renewal Term and accepted by Landlord in writing within twenty days after receipt of the aforementioned notice. The Initial Term and any Renewal Term are sometimes referred to together in this Lease as the "Term" hereof.

     The renewal terms shall be governed by and subject to all of the terms and conditions of the original lease, including rent.

     Renewal term of lease shall include all or a portion ofthe initial term leased space designated as Areas I, II or III as determined by Tenant and accepted by Landlord.

3.   BASE RENT: SECURITY DEPOSIT.

     Tenant shall pay to Landlord at the office of Landlord, or at such other place as Landlord may designate, monthly Base Rent during the Initial Term of $3,474.14 or a total annual base rent of $41,689.72 computed as shown in Exhibit "B".

     All of these payments shall be made on or before the first day of each and every month following the Commencement Date during the Term, without any set-off or deduction except as herein specified. If the Commencement Date occurs on other than the first day of a month, the Base Rent for such month shall be pro-rated.

     Further, the Tenant is required to share in the prorata share of the expenses incurred for the real estate taxes, insurance, lawn care and snow removal on a monthly basis, computed as shown in Exhibit "B".

     Further, the Tenant is required to share in the tenant Access Area, the prorata expenses if assessment in accordance with the lease agreement with the West Company requires the Landlord to incur these costs. These costs consist of mechanical rooms, sewage treatment facility, water tower, transformer bank and pump house. The Tenant has a maximum square foot cost for the warehouse portion of the facility of $5.50 with the base rent, prorate expenses, and the tenant access area prorata costs combined. The office area is exempt from the tenant access area prorata costs.

     As security for performance of its obligations hereunder, Tenant has paid to Landlord upon execution of this Lease, and agrees to maintain hereafter, a security deposit in the amount equal to the first month's Base Rent, receipt of which is hereby acknowledged by Landlord. Upon Tenant's default (as described in paragraph 16 below), Landlord may from time to time and without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of Base Rent or Additional Rent, or any other damage, injury, expense or liability caused to Landlord by such default. The remaining balance of such security shall be returned by Landlord to Tenant within a reasonable time after termination of this Lease; provided, however, Landlord shall not be obligated to return the remaining balance of such security deposit until all rent payments due from Tenant to Landlord shall have been made in full. The security deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Tenant shall receive no interest on such security deposit. In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the security deposit to the purchaser or transferee and upon such transfer Tenant shall look only to the new Landlord for the return of the security deposit and Landlord shall thereupon be released from all liability to Tenant for the return of or accounting for such security deposit.

4.   IMPROVEMENTS.

     Tenant accepts the Premises in "as is" condition. Tenant shall be responsible for the cost of all alterations, additions, and improvements desired by Tenant therein or thereon, which alterations, additions and improvements may be made only after the prior written approval of Landlord.

     Maintenance and repair of the building and its components is the sole and exclusive obligation of the Landlord and that the prorata annual expense charges will not include capital and other expenditures which are the responsibility of the Landlord. Tenant will be responsible for any damage resulting directly and exclusively by the actions of its employees and/or agents.

5.   USE OF THE PREMISES.

     The Premises may be used by Tenant for any light manufacturing and research and development purposes. Tenant shall have exclusive use and access to the rented area of the Building (shaded in blue) plus non-exclusive access to the common area of restrooms, lunch room and connecting corridors from north office complex to warehouse shipping/receiving areas, as such are identified (shaded in yellow) in Exhibit "A" hereto.

6.   ALTERATIONS AND IMPROVEMENTS

     Tenant shall not make alterations, additions or improvement to the Premises (the "Alterations") without Landlord's prior written consent. Tenant shall procure all governmental permits and authorizations for the Alterations, and obtain and provide to Landlord an official certificate of occupancy and/or compliance upon completion of the alterations, if appropriate. Tenant shall construct the Alterations in a good and workmanlike manner utilizing materials of first class quality and in compliance with all laws and governmental regulations. Any contractors used must be approved in writing by the Landlord. Alterations shall be the property of Landlord and shall remain on the Premises upon termination of the Lease.

7.   COVENANT AGAINST LEINS.

     Tenant shall not have any right to subject Landlord's interest in the Property to any mechanic's lien or any other lien whatsoever. If any mechanic's lien or other lien, charge or order for payment of money shall be filed as a result of the act or omission of Tenant, Tenant shall cause such lien, charge or order to be discharged or appropriately bonded within thirty (3)) days after notice from Landlord thereof, and Tenant shall indemnify and save Landlord harmless from all liabilities and costs resulting therefrom.

8.   ENVIRONMENTAL LAW COMPLIANCE

     (a) Tenant agrees that it shall, at its sole cost and expense, fulfill, observe and comply with all of the applicable terms and provisions of all federal, state and local environmental laws now in effect or hereinafter enacted, as any of the same may be amended from time to time, and all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant thereto or in connection therewith, as may relate to Tenant's operations and/or possession or use of the Premises whether pursuant to this Lease or otherwise.

     (b) Without limiting the foregoing, Tenant agrees, to indemnify and hold Landlord harmless from and against any and all liability, penalties losses, expenses, damages, costs, claims, causes of action, judgments and/or the like, of whatever nature, including but not limited to, reasonable attorneys' fees to the extent said lien, encumbrance, liability, penalty, loss, expense, damage, cost, claim, cause of action, judgment and/or the like arise from or in connection with Tenant's failure or inability to observe or comply with all environmental laws.

     (c) Tenant agrees that each of the foregoing provisions of this Section 8 shall survive the expiration or earlier termination of the term of this Lease.

     (d) Landlord agrees that throughout the Term of this Lease, Landlord will not give any other person or entity the right to generate, process, manufacture, store, handle, treat, release, discharge or dispose of any Hazardous Substances at the Property.

     (e) Tenant agrees that throughout the term of this Lease, Tenant will provide to the Landlord the Material Safety Data Sheets showing the list of chemicals maintained and controlled by the Tenant. An initial listing of all MSD sheets will be provided by Tenant to Landlord within (30) days from the effective date of agreement with subsequent updates issued by Tenant to Landlord at maximum quarterly intervals.

9.   CASUALTY.

     (a) If the Building is damaged by fire or other casualty, and the Building cannot be fully repaired within ninety (90) days after such casualty occurred, then, Tenant may elect to terminate this Lease by giving written notice to Landlord within thirty (30) days after becoming aware of the occurrence of the casualty. If the Lease is not so terminated, Landlord shall repair damage as soon as reasonably possible, in which event this Lease shall remain in full force and effect (but Tenant shall then have the right, prior to the completion of the repairs or Tenant's taking possession of the Premises, to terminate this Lease if the Building is not fully repaired within ninety (90) days after such casualty occurred.

10.  CONDEMNATION.

     If any portion of the Land and/or Building shall be taken under the power of eminent domain or sold under the threat thereof ("Condemnation") and Tenant's use of the Premises is materially adversely affected in the reasonable opinion of Tenant exercised in good faith, Tenant may terminate this Lease as of the date on which title to the Property or portion thereof shall vest in the condemning authority.

11.  SURRENDER OF PREMISES.

     Upon termination of the Lease, Tenant shall surrender the Premises to Landlord broom clean, and in good order and condition, except for ordinary wear and tear, damage by casualty which Tenant was not obligated to remedy under
Section 9. Tenant shall repair any damage to the Premises caused by the removal by Tenant of any equipment and machinery. All equipment, machinery and other personal property of Tenant remaining on the Premises after Tenant's removal shall be deemed abandoned and may be retained by Landlord.

12.  COMPLIANCE WITH LAWS.

     (a) Tenant shall comply with all laws, rules, ordinances, orders and regulations of any federal, state and local authority which are applicable to its manner of use and operation of the Premises. Nothing herein contained shall be deemed to impose any obligation upon Tenant to make any structural alterations, improvements or repairs to the Premises.

     (b) Landlord shall comply with all rules, regulations, orders, laws, ordinances and legal requirements and standards issued thereunder which affect
(1) the Premises or the Building; or (2) which related to the performance by Landlord of any duties or obligations to be performed by Landlord under this Lease. Without limiting the foregoing, Landlord shall comply or cause the Building to comply with all environmental, fire, and health and safety laws, regulations and codes.

     (c) Landlord covenants that the building has and will continue to fully comply, and observe, prior to and during the lease, with all environmental laws, rules and regulations at its sole cost and expense (other than those for which the Tenant may be responsible as a result of its use of the building during the lease). Landlord will indemnify and hold Tenant harmless and defend Tenant from and against all environmental noncompliance claims (other than those for which the Tenant may be responsible as a result of its use of the building during the lease).


13.  ESTOPPEL CERTIFICATE

     Tenant and Landlord each agree that from time to time, upon not less than 30 days prior written request by Landlord or Tenant, each will deliver to the other a statement in writing certifying to the best of its knowledge (a) that this Agreement is unmodified and in full force and effect (or if there have been modifications that the Agreement as modified is in full force and effect; (b) the dated to which the rent and other charges have been paid; and (c) that neither party is in default under any provision of this Agreement, or if in default, the nature thereof, provided said statements are then true.

14.  SUBORDINATION.

     This Lease shall be subordinate and subject to all ground and underlying leases and to any mortgages thereon and to any mortgages covering the fee of the Building, or Land, that now or may hereafter affect the Building, or Land and to all renewals, modifications or replacements thereof. Provided, however, that with respect to any existing ground lease, underlying lease and/or mortgage, within thirty (30) days after Tenant executes this Lease and, with respect to any future ground lease, underlying lease and/or mortgage, on or before the effective date thereof, Landlord shall obtain from its ground lessor, underlying lessor and/or mortgagee a written agreement with Tenant which shall be binding on their respective successors and assigns and shall provide that so long as this Lease shall be in full force and effect Tenant's possession and use of the Premises and Tenant's other rights under this Lease, shall not be affected or disturbed by reason of the subordination to or any modification of or default under the ground or underlying lease or mortgage. If the ground or underlying lessor and/or mortgagee or any successor in interest shall succeed to the rights of Landlord under this Lease, whether through possession, judicial or foreclosure action, or delivery of a deed, Tenant will attorn to and recognize such successor-landlord and Tenant's landlord and the successor-landlord will accept such attornment and recognize Tenant's rights of possession and use of the Leased Premises in accordance with the provisions of this Lease.

15.  RULES AND REGULATIONS.

     Tenant shall abide by and observe such reasonable rules and regulations as may be issued by Landlord for the Building. Landlord shall (a) not discriminate against Tenant in enforcing the rules and regulations; and (b) not unreasonably withhold or delay its consent for any approval required by Tenant under the rules and regulations. Landlord shall use its best efforts to obtain compliance by all tenants and other occupants in the Building with the rules and regulations. If there is a conflict of ambiguity created by the provisions of this Lease and any portion of the rules and regulations, Landlord decision is binding.

16.  DEFAULT BY TENANT.

     If Tenant shall default in the payment of Base Rent and such default shall continue for 15 days after notice thereof from Landlord, or if Tenant shall default in the performance of any of its other obligations under this Lease and if such default shall continue for 30 days after notice thereof from Landlord specifying in what manner Tenant has defaulted (except that if such default cannot be cured within said 30 day period, this period shall be extended for a reasonable additional time, provided that Tenant commences to cure such default within the 30 day period and proceeds diligently thereafter to effect such cure); then Landlord may (1) cure such default and any costs and expenses incurred by Landlord therefore shall be deemed Additional Rent, or (2) lawfully enter the Premises and repossess the same as the former estate of Landlord and expel Tenant and those claiming under Tenant without being deemed guilty of any manner of trespass and without prejudice to any other remedies which Landlord may have for arrears of Base Rent or Additional Rent or preceding breach of covenant, and upon entry as aforesaid, this lease shall terminate and Tenant covenants that in case of such termination, it will indemnify Landlord against all unavoidable loss of Base Rent which Landlord may incur by reason of such termination during the residue of the term of this Lease.

17.  SUSPENSION OF TENANT DEFAULT.

     If Tenant shall dispute, in good faith, any Additional Rent or other sum (other than Base Rent) claimed by Landlord hereunder and Tenant shall give Landlord written notice specifying in reasonable detail the basis for its dispute, Tenant may not withhold payment of the particular amount in dispute. Tenant and Landlord shall proceed diligently to resolve any such dispute by agreement or arbitration in accordance with Section 20 or otherwise. If the dispute is resolved, in Landlord's favor, Tenant will reimburse Landlord the amount in dispute plus interest at 1% over prime from the date of objection by Tenant.

18.  DEFAULT BY LANDLORD.

     If Landlord defaults in the performance or observance of any provision of this Lease, Tenant shall give Landlord notice specifying in what manner Landlord has defaulted and if such default shall not be cured by Landlord within the period of time provided for elsewhere in this Lease, and otherwise within 30 days after the delivery of such notice (except that if such default cannot be cured with said 30 day period, this period shall be extended for a reasonable additional time, provided that Landlord commences to cure such default within the 30 day period and proceeds diligently thereafter to effect such cure); Tenant may cure such default and/or withhold payment of Base Rent due and to accrue hereunder (to the extent necessary to cover the costs incurred and/or estimated by Tenant to cure such default) so long as Landlord remains in default, or invoice Landlord for costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) incurred by Tenant therefore. If Tenant cannot reasonably cure Landlord's default or if Landlord does not reimburse Tenant within 30 days or receipt of any invoice for the cost of such cure, Tenant may terminate this Lease.

19.  INSURANCE.

     (a) Landlord shall keep the Building, including the improvements (but specifically excluding Tenant's leasehold improvements, which shall be insured separately by Tenant) insured against damage and destruction by fire, earthquake, vandalism, and other perils in such amounts as are commercially prudent in Landlord and its mortgagee's judgment. The insurance shall include an extended coverage endorsement of the kind required by an institutional lender to repair and restore the Building.

     (b) Landlord and Tenant shall each maintain contractual and comprehensive general liability insurance, including public liability and property damage, with a minimum combined single limit of liability of two million dollars ($2,000,000.00) for personal injuries or deaths of persons occurring in or about the Building or Premises. Upon request from time to time by the other party, each of Landlord and Tenant shall deliver to the other certificates of insurers evidencing such coverage.

     (c) Each party waives claims arising in any manner in its ("Injured Party") favor and against the other for loss or damage to Injured Party's property located within or constituting a part or all of the Building but only to the extent the loss or damage is covered by the Injured Party's insurance, or the insurance the Injured Party is required to carry under this Section, whichever is greater. The waiver also applies to each party's directors, officers, employees, shareholders, and agents. The waiver does not apply to claims caused by a party's willful misconduct.

20.  ARBITRATION.

     Any disputes between Landlord and Tenant that are not resolved by the parties within ten days after either party gives notice to the other of its desire to arbitrate the dispute, shall be settled by binding arbitration by the American Arbitration Association in accord with its then prevailing rules.
Judgment upon the arbitration award may be entered in any court having jurisdiction. The arbitrators, one of whom must be a real estate attorney actively engaged in the Practice of law for at least the last ten years. The arbitrators shall award the prevailing party reasonable expenses and costs including reasonable attorney's fees plus interest on the amount due at 12% per annum or the maximum then allowed by applicable law, whichever is less.

     The losing party shall pay to the prevailing party the amount of the final arbitration award. If payment is not made within 10 days after the date the arbitration award is no longer appealable, then in addition to any remedies under the law, if Landlord is the prevailing party, it shall have the same remedies for failure to pay the arbitration award as it has for Tenant's failure to pay Base Rent, and if Tenant is the prevailing party, it may deduct any remaining unpaid award from its monthly payment of Base Rent, Additional Rent, or other charges.

21.  NOTICES AND DEMANDS.

     All notices required or permitted under this Agreement shall be in writing and shall be deemed to have been given if hand delivered, sent by recognized overnight delivery service providing receipt of delivery, or mailed in any United States Post Office by certified or registered mail, postage prepaid, addressed to Landlord or Tenant at the addresses set forth in the caption to this Lease, or at such other address provided by a party in accordance with the provisions of this Section 21, or if sent by facsimile transmission with a separate copy delivered or sent by any of the other means set forth above.

22.  MISCELLANEOUS.

     (a) Amendment. This Agreement may not be modified, changed, or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties.

     (b) Consent or Permission. Whenever the consent, permission or approval of either the Landlord or Tenant is required under this Lease, such consent, permission or approval shall not be unreasonably withheld or delayed. Whenever any right of estimate, judgment, determination, decision, or promulgation is vested in either party or their representative by this Lease, such estimate, judgment, determination, decision, or promulgation shall be reasonable.

     (c) Nonwaiver. No waiver of any provision of this Agreement shall be implied by any failure of Tenant or Landlord to enforce any remedy for the violation of such provision even if such violation be continued and/or repeated. No express waiver shall affect any provision other than the one specified.

     (d) Attorneys' Fees. In any litigation between the parties regarding this Lease, the losing party shall pay to the prevailing party all reasonable expenses and court costs including attorneys' fees incurred by the prevailing party. A party shall be considered the prevailing party if it substantially obtains the relief it sought, either through a judgment or the losing party's voluntary action before judgment.

     (e) Governing Law. This Agreement and all questions arising hereunder shall be construed and governed by the laws of the State where the demised premises are located. If any provision of this Agreement is invalid or unenforceable for any reason, all other provisions shall be and remain in effect.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Landlord, its successors and assigns, and shall inure to the benefit of and be binding upon Tenant, its successors and assigns.

     (g) Limitation of Landlord's Liabilities. There shall be no personal liability of the Landlord or any partner, stockholder, officer, director or other principal of Landlord in connection with this Lease. Tenant agrees to look solely to the interest of Landlord in the Property for the collection of any judgment or other judicial process requiring the payment of money by Landlord in the event of any other assets of Landlord or any principal of Landlord shall be subject to levy, execution of other procedures for the satisfaction of Tenant's remedies.

     (h) Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     (i) Loading Docks. Landlord and Tenant acknowledge and agree that (A) the loading docks nearest the warehouse area shall be available throughout the term of this Lease for Tenant's non-exclusive use, and (B) the remaining loading docks shall be for the exclusive use of The West Company; Landlord and Tenant agree to cooperate to modify the foregoing use, and to share the loading docks, nearest the warehouse area, during the term of this Lease. At selected times, the overhead door area will need to be accessed by other Tenants and such cooperation is required.

     (j) Signage. Tenant shall have the right to erect and the responsibility to maintain, such signage and commercial display as Landlord shall in its discretion determine in locations on the Premises and on the Land selected by Landlord subject to Landlord's approval. Tenant may install a marquis on the Land at the Tenant's sole expense provided the marquis does not demean or interfere with visibility of other Tenant signage, and written approval for the design and location on the marquis has been obtained from the Landlord.

IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this agreement as of the date set forth above.

                                     WHITE DEER WAREHOUSING &
                                     DISTRIBUTION CENTER,
                                     a Pennsylvania corporation


                                     By:  -------------------------------------
                                     Name:
                                     Title:


                                     CONSPEC SYSTEMS, INC.


                                     By:  -------------------------------------
                                     Name:
                                     Title:

                                   EXHIBIT "A"

                     FLOOR PLAN OF PREMISES (SHADED IN BLUE)
                   AND TENANT ACCESS AREAS (SHADED IN YELLOW)

                                   EXHIBIT "A"

[Photo omitted- blueprint]

[Description]



Listed is the Floor Plan of Premises, along with the helicopter landing pad.

A.  Front Office Exits
    Nursette Room Exits

B   Mechanical Room Exits
    Counter Cap Room Exit
    Cafeteria Exit
    Shipping and Warehouse Exits (North Sides)

C.  Tool Room Exit
    Employee Entrance
    Warehouse Exits (South Side)

Helicopter Land Pad

              White Deer Warehousing and Distribution Center, Inc.

                              Lease Agreement With
                              Conspec Systems, Inc.

----------------------------------------------------------------------------------------------
Warehouse Lease Area I                               4684 SF    @       4.15    = 19,438.60
Base Rent

Warehouse area consists of 4.684 SF of useable
space.  Base rent includes an energy-controlled
environment between 65 - 80, lighting, water
and air supply of 90 P.S.I. provided.
----------------------------------------------------------------------------------------------
Warehouse Lease Area II                              4684 SF    @       4.15    = 19,438.60
Base Rent

Warehouse area consists of 4,684 SF of useable
space.  Base rent includes an energy-controlled
environment between 65 - 80, lighting, water
and air supply of 90 P.S.I. provided.
----------------------------------------------------------------------------------------------
Lease Area III                                       375 SF     @       7.50    =  2,812.50
Office Space Base Rent

Office area consisting of 375 SF of useable space
at an agreed rental cost of 7.50 SF inclusive of
all overhead expenses.
----------------------------------------------------------------------------------------------
Rounding                                             12 months  @   3,474.14    = 41,689.72
Total Base Rent
----------------------------------------------------------------------------------------------






                                   (continued)
                                   Exhibit "B"

              White Deer Warehousing and Distribution Center, Inc.

                              Lease Agreement With
                              Conspec Systems, Inc.



--------------------------------------------------------------------------------
Estimated Prorata Expenses

Real Estate Taxes                     46,637.98  x  9,368/197,411  =   2,213.17
Insurance                             33,893.00  x  9,368/197,411  =   1,608.37
Lawn Care                              7,600.00  x  9,368/197,411  =     360.65
Snow Removal                             600.00  x  9,368/197,411  =      28.47

Total Estimated Prorata Expenses                                       4,210.66

--------------------------------------------------------------------------------


Prorata expenses will be billed on a monthly basis over the term of the lease.



Caging for Warehouse Area

WDWDC will provide, without cost to tenant, materials to construct the caging that will consist of a combination of metal wire caging (7'/8' height) and panels of sheet rock/wood studding 8' in height. Conspec Systems, Inc. will provide the labor dollars and personnel without any cost to landlord for installation of the above materials. Coordination and supervision of the installation will be under the control of WDWDC.

                                                                   Exhibit "B"






                                 LEASE AGREEMENT


     This Lease is made as of January 26, 1998, between WHITE DEER WAREHOUSING & DISTRIBUTION CENTER, INC., c/o Thomas B. Keller, 401 Broad Street,
Montoursville, PA 17754 ("Landlord") and LEEP BUILDING SYSTEMS, c/o Grant Record, 616 Blue Lake Boulevard North, Suite 139, Twin Falls, Idaho 83301.

     For One Dollar ($1.00) and other good arid valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Landlord and Tenant agree as follows:

1.   PREMISES.

     Landlord leases to Tenant 2,900 rentable square feet located at Route 15, Clinton Township, Lycoming County, Pennsylvania, as more particularly shown (shaded in blue) on the space plan attached hereto and made a part hereof as Exhibit "A" (the "Premises"). The Premises contains the caged area, office space and improvements, and other property now installed.

     Tenant and its agents, employees, and invitees shall have the non-exclusive right to the free use of certain common areas ("Common Areas") in the Building and on the land ("Land") on which the Building is located. The Common Areas are the restroom facilities and the lunchroom area only.

2.   TERM.

     The initial term ("Initial Term") of this Lease begins on the date (the "Commencement Date") which is February 1, 1998, and shall end on January 31, 1999.

     Any subsequent extensions agreed upon by Landlord and Tenant, for a "Renewal Term" of twelve (12) months after the expiration of the Initial Term, such agreement to be executed by Tenant, if at all, by giving written notice not less than ninety (90) days prior to the expiration of the Initial Term or the then-current Renewal Term and accepted by Landlord in writing within twenty days after receipt of the aforementioned notice. The Initial Term and any Renewal Term are sometimes referred to together in this Lease as the "Term" hereof.

3.   BASE RENT; SECURITY DEPOSIT.

     Tenant shall pay to Landlord at the office of Landlord, or at such other place as Landlord may designate, monthly Base Rent during the Initial Term of $l,350.00 or a total annual rent of $16,200.00.

     All of these payments shall be made on or before the first day of each and every month following the Commencement Date during the Term, without any set-off or deduction except as herein specified. If the Commencement Date occurs on other than the first day of a month, the Base Rent for such month shall be pro rated.

     As security for performance of its obligations hereunder, Tenant has paid to Landlord upon execution of this Lease, and agrees to maintain hereafter, a security deposit in the amount equal to the first month's Base Rent, receipt of which is hereby acknowledged by Landlord. Upon Tenant's default (as described in paragraph 16 below), Landlord may from time to time and without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of Base Rent or Additional Rent, or any other damage, injury, expense or liability caused to Landlord by such default. The remaining balance of such security shall be returned by Landlord to Tenant within a reasonable time after termination of this Lease; provided, however, Landlord shall not be obligated to return the remaining balance of such security deposit until all rent payments due from Tenant to Landlord shall have been made in full. The security deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Tenant shall receive no interest on such security deposit. In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the security deposit to the purchaser or transferee and upon such transfer Tenant shall look only to the new Landlord for the return of the security deposit and Landlord shall thereupon be released from all liability to Tenant for the return of or accounting for such security deposit.

4.   IMPROVEMENTS.

     Tenant accepts the Premises in "as is" condition. Tenant shall be responsible for the cost of all alterations, additions, and improvements desired by Tenant therein or thereon, which alterations, additions and improvements may be made only after the prior written approval of Landlord.

5.   USE OF PREMISES.

     The Premises may be used by Tenant for any light manufacturing of building systems. Tenant shall have non-exclusive use and access to the rented area of the Building plus common area of restrooms and lunch room and non-exclusive access thereto, as such are identified (shaded in yellow) in Exhibit "B" hereto.

6.   ALTERATIONS AND IMPROVEMENTS.

     Tenant shall not make alterations, additions or improvements to the Premises (the "Alterations") without Landlord's prior written consent. Tenant shall procure all governmental permits and authorizations for the Alterations, and obtain and provide to Landlord an official certificate of occupancy and/or compliance upon completion of the alterations, if appropriate. Tenant shall construct the Alterations in a good and workmanlike manner utilizing materials of first class quality and in compliance with all laws and governmental regulations. Any contractors used must be approved in writing by the Landlord. Alterations shall be the property of Landlord and shall remain on the Premises upon termination of the Lease.

7.   COVENANT AGAINST LIENS.

     Tenant shall not have any right to subject Landlord's interest in the Property to any mechanic's lien or any other lien whatsoever. If any mechanic's lien or other lien, charge or order for payment of money shall be filed as a result of the act or omission of Tenant, Tenant shall cause such lien, charge or order to be discharged or appropriately bonded within thirty (30) days after notice from Landlord thereof, and Tenant shall indemnify and save Landlord harmless from all liabilities and costs resulting therefrom.

8.   ENVIRONMENTAL LAW COMPLIANCE

     (a) Tenant agrees that it shall, at its sole cost and expense, fulfill, observe and comply with all of the applicable terms and provisions of all federal, state and local environmental laws now in effect or hereinafter enacted, as any of the same may be amended from time to time, and all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant thereto or in connection therewith, as may relate to Tenant's operations and/or possession or use of the Premises whether pursuant to this Lease or otherwise.

     (b) Without limiting the foregoing, Tenant agrees, to indemnify and hold Landlord harmless from and against any and all liability, penalties, losses, expenses, damages, costs, claims, causes of action, judgments and/or the like, of whatever nature, including but not limited to, reasonable attorneys' fees, to the extent said lien, encumbrance, liability, penalty, loss, expense, damage, cost, claim, cause of action, judgment and/or the like arise from or in connection with Tenant's failure or inability to observe or comply with all environmental laws.

     (c) Tenant agrees that each of the foregoing provisions of this Section 8 shall survive the expiration or earlier termination of the term of this Lease.

     (d) Landlord agrees that throughout the Term of this Lease, Landlord will not give any other person or entity the right to generate, process, manufacture, store, handle, treat, release, discharge or dispose of any Hazardous Substances at the Property.

     (e) Tenant agrees that throughout the term of this Lease, Tenant will provide to the Landlord the Material Safety Data Sheets showing the list of chemicals maintained and controlled by the Tenant on a monthly basis.

9.   CASUALTY.

     (a) If the Building is damaged by fire or other casualty, and the Building cannot be fully repaired within ninety (90) days after such casualty occurred, then, Tenant may elect to terminate this Lease by giving written notice to Landlord within thirty (30) days after becoming aware of the occurrence of the casualty. If this Lease is not so terminated, Landlord shall repair damage as soon as reasonably possible, in which event this Lease shall remain in full force and effect (but Tenant shall then have the right, prior to the completion of the repairs or Tenant's taking possession of the Premises, to terminate this Lease if the Building is not fully repaired within ninety (90) days after such casualty occurred).

10.  CONDEMNATION.

     If any portion of the Land and/or Building shall be taken under the power of eminent domain or sold under the threat thereof ("Condemnation") and Tenant's use of the Premises is materially adversely affected in the reasonable opinion of Tenant exercised in good faith, Tenant may terminate this Lease as of the date on which title to the Property or portion thereof shall vest in the condemning authority.

11. SURRENDER OF PREMISES.

     Upon termination of the Lease, Tenant shall surrender the Premises to Landlord broom clean, and in good order and condition, except for ordinary wear and tear, damage by casualty which Tenant was not obligated to remedy under
Section 9. Tenant shall repair any damage to the Premises caused by the removal by Tenant of any equipment and machinery. All equipment, machinery and other personal property of Tenant remaining on the Premises after Tenant's removal shall be deemed abandoned and may be retained by Landlord.

12.  COMPLIANCE WITH LAWS.

     (a) Tenant shall comply with all laws, rules, ordinances, orders and regulations of any federal, state and local authority which are applicable to its manner of use and operation of the Premises. Nothing herein contained shall be deemed to impose any obligation upon Tenant to make any structural alterations, improvements or repairs to the Premises.

     (b) Landlord shall comply with all rules, regulations, orders, laws, ordinances and legal requirements and standards issued thereunder which affect
(1) the Premises or the Building; or (2) which related to the performance by Landlord of any duties or obligations to be performed by Landlord under this Lease. Without limiting the foregoing, Landlord shall comply or cause the Building to comply with all environmental, fire, and health and safety laws, regulations and codes.

13.  ESTOPPEL CERTIFICATE.

     Tenant and Landlord each agree that from time to time, upon not less than 30 days prior written request by Landlord or Tenant, each will deliver to the other a statement in writing certifying to the best of its knowledge (a) that this Agreement is unmodified and in full force and effect (or if there have been modifications that the Agreement as modified is in full force and effect); (b) the dated to which the rent and other charges have been paid; and (c) that neither party is in default under any provision of this Agreement, or if in default, the nature thereof, provided said statements are then true.

14.  SUBORDINATION.

     This Lease shall be subordinate and subject to all ground and underlying leases and to any mortgages thereon and to any mortgages covering the fee of the Building, or Land, that now or may hereafter affect the Building, or Land and to all renewals, modifications or replacements thereof, provided, however, that with respect to any existing ground lease, underlying lease and/or mortgage, within thirty (30) days after Tenant executes this Lease and, with respect to any future ground lease, underlying lease and/or mortgage, on or before the effective date thereof, Landlord shall obtain from its ground lessor, underlying lessor and/or mortgagee a written agreement with Tenant which shall be binding on their respective successors and assigns and shall provide that so long as this Lease shall be in full force and effect Tenant's possession and use of the Premises and Tenants' other rights under this Lease, shall not be affected or disturbed by reason of the subordination to or any modification of or default under the ground or underlying lease or mortgage. If the ground or underlying lessor and/or mortgagee or any successor in interest shall succeed to the rights of Landlord under this Lease whether through possession, judicial or foreclosure action, or delivery of a deed, Tenant will attorn to and recognize such successor-landlord and Tenant's landlord and the successor-landlord will accept such attornment and recognize Tenant's rights of possession and use of the Leased Premises in accordance with the provisions of this Lease.

15.  RULES AND REGULATIONS.

     Tenant shall abide by and observe such reasonable rules and regulations as may be issued by Landlord for the Building. Landlord shall (a) nor discriminate against Tenant in enforcing the rules and regulations; and (b) not unreasonably withhold or delay its consent for any approval required by Tenant under the rules and regulations. Landlord shall use its best efforts to obtain compliance by all tenants and other occupants in the Building with the rules and regulations. If there is a conflict or ambiguity created by the provisions of this Lease and any portion of the rules and regulations, Landlord decision is binding.

16.  DEFAULT BY TENANT.

     If Tenant shall default in the payment of Base Rent and such default shall continue for 15 days after notice thereof from Landlord, or if Tenant shall default in the performance of any of its other obligations under this Lease and if such default shall continue for 30 days after notice thereof from Landlord specifying in what manner Tenant has defaulted (except that if such default cannot be cured within said 30 day period, this period shall be extended for a reasonable additional time, provided that Tenant commences to cure such default within the 30 day period and proceeds diligently thereafter to effect such cure); then Landlord may (1) cure such default and any costs and expenses incurred by Landlord therefore shall be deemed Additional Rent, or (2) lawfully enter the Premises and repossess the same as the former estate of Landlord and expel Tenant and those claiming under Tenant without being deemed guilty of any manner of trespass and without prejudice to any other remedies which Landlord may have for arrears of Base Rent or Additional Rent or preceding breach of covenant, and upon entry as aforesaid, this lease shall terminate and Tenant covenants that in case of such termination, it will indemnify Landlord against all unavoidable loss of Base Rent which Landlord may incur by reason of such termination during the residue of the term of this Lease.

17.  SUSPENSION OF TENANT DEFAULT.

     If Tenant shall dispute, in good faith, any Additional Rent or other sum (other than Base Rent) claimed by Landlord hereunder and Tenant shall give Landlord written notice specifying in reasonable detail the basis for its dispute, Tenant may not withhold payment of the particular amount in dispute. Tenant and Landlord shall proceed diligently to resolve any such dispute by agreement or arbitration in accordance with Section 20 or otherwise. If the dispute is resolved, in Landlord's favor, Tenant will reimburse Landlord the amount in dispute plus interest at I % over prime from the date of objection by Tenant.

18.  DEFAULT BY LANDLORD.

     If Landlord defaults in the performance or observance of any provision of this Lease, Tenant shall give Landlord notice specifying in what manner Landlord has defaulted and if such default shall not be cured by Landlord within the period of time provided for elsewhere in this Lease, and otherwise within 30 days after the delivery of such notice (except that is such default cannot be cured within said 30 day period, this period shall be extended for a reasonable additional time, provided that Landlord commences to cure such default within the 30 day period and proceeds diligently thereafter to effect such cure); Tenant may cure such default and/or withhold payment of Base Rent and Additional Rent due and to accrue hereunder (to the extent necessary to cover the costs incurred and/or estimated by Tenant to cure such default) so long as Landlord remains in default, or invoice Landlord for costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) incurred by Tenant therefor. If Tenant cannot reasonably cure Landlord's default or if Landlord does not reimburse Tenant within 30 days of receipt of any invoice for the cost of such cure, Tenant may terminate this Lease.

19.  INSURANCE.

     (a) Landlord shall keep the Building, including the Improvements (but specifically excluding Tenant's leasehold improvements, which shall be insured separately by Tenant), insured against damage and destruction by fire, earthquake, vandalism, and other perils in such amounts as are commercially prudent in Landlord and its mortgagee's judgment. The insurance shall include an extended coverage endorsement of the kind required by an institutional lender to repair and restore the Building.

     (b) Landlord and Tenant shall each maintain contractual and comprehensive general liability insurance, including public liability and property damage, with a minimum combined single limit of liability of two million dollars ($2,000,000.00) for personal injuries or deaths of persons occurring in or about the Building and Premises. Upon request from time to time by the other party, each of Landlord and Tenant shall deliver to the other certificates of insurers evidencing such coverage.

     (c) Each party waives claims arising in any manner in its ("Injured Party") favor and against the other party for loss or damage to Injured Party's property located within or constituting a part or all of the Building but only to the extent the loss or damage is covered by the Injured Party's insurance, or the insurance the Injured Party is required to carry under this Section, whichever is greater. The waiver also applies to each party's directors, officers, employees, shareholders, and agents. The waiver does not apply to claims caused by a party's willful misconduct.

20.  ARBITRATION.

     Any disputes between Landlord and Tenant that are not resolved by the parties within ten days after either party gives notice to the other of its desire to arbitrate the dispute, shall be settled by binding arbitration by the American Arbitration Association in accord with its then prevailing rules.
Judgment upon the arbitration award may be entered in any court having jurisdiction. The arbitrators, one of whom must be a real estate attorney actively engaged in the Practice of law for at least the last ten years. The arbitrators shall award the prevailing party reasonable expenses and costs including reasonable attorney's fees plus interest on the amount due at 12% per annum or the maximum then allowed by applicable law, whichever is less.

     The losing party shall pay to the prevailing party the amount of the final arbitration award. If payment is not made within 10 days after the date the arbitration award is no longer appealable, then in addition to any remedies under the law, if Landlord is the prevailing party, it shall have the same remedies for failure to pay the arbitration award as it has for Tenant's failure to pay Base Rent, and if Tenant is the prevailing party, if may deduct any remaining unpaid award from its monthly payment of Base Rent, Additional Rent, or other charges.

21.  NOTICES AND DEMANDS.

     All notices required or permitted under this Agreement shall be in writing and shall be deemed to have been given if hand delivered, sent by recognized overnight delivery service providing receipt of delivery, or mailed in any United States Post Office by certified or registered mail, postage prepaid, addressed to Landlord or Tenant at the addresses set forth in the caption to this Lease, or at such other address provided by a party in accordance with the provisions of this Section 21, or if sent by facsimile transmission with a separate copy delivered or sent by any of the other means set forth above.

22.  MISCELLANEOUS.

     (a) Amendment. This Agreement may not be modified, changed, or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties.

     (b) Consent or Permission. Whenever the consent, permission or approval of either the Landlord or Tenant is required under this Lease such consent, permission or approval shall not be unreasonably withheld or delayed. Whenever any right of estimate, judgment, determination, decision, or promulgation is vested in either party or their representative by this Lease, such estimate, judgment, determination, decision, or promulgation shall be reasonable.

     (c) Nonwaiver. No waiver of any provision of this Agreement shall be implied by any failure of Tenant or Landlord to enforce any remedy for the violation of such provision even if such violation be continued and/or repeated. No express waiver shall affect any provision other than the one specified.

     (d) Attorneys' fees. In any litigation between the parties regarding this Lease, the losing party shall pay to the prevailing party all reasonable expenses and court costs including attorneys' fees incurred by the prevailing party. A party shall be considered the prevailing party if it substantially obtains the relief it sought, either through a judgment or the losing party's voluntary action before judgment.

     (e) Governing Law. This Agreement and all questions arising hereunder shall be construed and governed by the laws of the State where the demised premises are located. If any provision of this Agreement is invalid or unenforceable for any reason, all other provisions shall be and remain in effect.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Landlord, its successors and assigns, and shall inure to the benefit of and be binding upon Tenant, its successors and assigns.

     (g) Limitation of Landlord's Liability. There shall be no personal liability of the Landlord or any partner, stockholder, officer, director or other principal of Landlord in connection with this Lease. Tenant agrees to look solely to the interest of Landlord in the Property for the collection of any judgment or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to this Lease or in any way relating to the Premises. No other assets of Landlord or any principal of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

     (h) Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     (i) Loading Docks. Landlord and Tenant acknowledge and agree that (A) the loading docks nearest the warehouse area shall be available throughout the term of this Lease for Tenant's non-exclusive use, and (B) the remaining loading docks shall be for the exclusive use of The West Company; Landlord and Tenant agree to cooperate to modify the foregoing use, and to share the loading docks, nearest the warehouse area, during the term of this Lease. At selected times, the overhead door area will need to be accessed by other Tenants and such cooperation is required.

     (j) Signage. Tenant shall have the right to erect, and the responsibility to maintain, such signage and commercial display as Landlord shall in its discretion determine in locations on the Premises and on the Land selected by Landlord subject to Landlord's approval. Tenant may install a marquis on the Land, at the Tenant's sole expense provided the marquis does not demean or interfere with visibility of other Tenant signage, and written approval for the design and location of the marquis has been obtained from the Landlord.

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this agreement as of the date set forth above.

                                WHITE DEER WAREHOUSING & DISTRIBUTION
                                CENTER, INC., a Pennsylvania corporation


                                By:   -----------------------------------------
                                Name:
                                Title:



                                By:  ------------------------------------------
                                Name:
                                Title:

                                   EXHIBIT "A"

                     FLOOR PLAN OF PREMISES (SHADED IN BLUE)
                   AND TENANT ACCESS AREAS (SHADED IN YELLOW)

                                   EXHIBIT "C"

                               SUBLEASE AGREEMENTS


                                      NONE

                                   EXHIBIT "D"


                              COMPONENT ROOF AREAS

                                   EXHIBIT "D"


                              COMPONENT ROOF AREAS


[Phone Omitted - Blueprint]

[Description]

All report to mustering station "A" located at flagpole at plant front entrance area. PLANT LAYOUT EMERGENCY EVACUATION ROUTE

1.   "A" Building Mfg. Area-32,000 - 1981
2.   Plant Office Area-2,600 - 1985
2a.  #2 Mechanical Room-1,800 - 1985
3.   #1, 3, 4 Mechanical Rooms-3,400 - 1986
4.   "C" Bldg. Mfg. area-36,850 - 1987
5.   Warehouse Sections #1-18,700 - 1989
5a.  Front office area-7,600 - 1989
6.   Warehouse Section #3-18,700 - 1991
7.   "B" Bldg. Mfg. area-32,000 - 1993
7a.  Caferteria & Pump House-4,300 - 1993
8.   Warehouse Sections #2 & #4-37,400 - 1996

                                   EXHIBIT "E"

                      LANDLORD REPLACEMENT RESPONSIBILITIES



1.      Paved parking areas.

2.      Roofs of the Building.

3.      Sewer systems serving the Building

4.      Water supply systems serving the Building.

                                   EXHIBIT "F"

                        ADDITIONAL BUILDING CONSTRUCTION

                                  EXHIBIT "F"


[Photo Omitted - Blueprint]

[Description]




PLANT LAYOUT EMERGENCY EVACUATION ROUTES

ALL REPORT TO MUSTERING STATION LOCATED AT A
AT FLAGPOLE AT FRONT ENTRANCE AREA

RED: Evacuation Center

GREEN Extreme Weather Area

                                 LEASE AGREEMENT


     This Lease is made as of June 1, 1998, between WHITE DEER WAREHOUSING & DISTRIBUTION CENTER, INC., c/o Thomas B. Keller, 401 Broad Street, Montoursville, PA 17754 ("Landlord" and CONSPEC SYSTEMS, INC. RR #3, MUNCY, PA 17756.

     For One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby. Landlord and Tenant agree as follows:

1.   PREMISES

     Landlord leases to Tenant 4,684 rentable square feet known as Warehouse Lease Area I and 4,684 rentable square feet in Warehouse Lease Area II; 375 square feet: in the North Office Complex area shown (shaded in blue) on the space plan attached hereon and made a part hereof as Exhibit "A" (the
"Premises"). The Premises contains the warehouse area, office space and improvements and other property now installed.

     Tenant and its agents, employees and invitees shall have the non-exclusive right to the free use of certain common areas ("Common Areas") in the Building and on the land ("Land") on which the Building is located. The Common Areas are the restroom facilities and the lunchroom area and connecting corridors from the North Office Complex to Warehouse, Shipping/Receiving Areas.

2.   TERM.

     The initial term ("Initial Term") of this Lease begins on the date (the "Commencement Date") which is June 5, 1998, and shall end on May 31, 1999. Two additional renewal terms are anticipated by the Tenant and Landlord.

     Any subsequent extensions agreed upon by Landlord and Tenant, for a "Renewal Term of twelve (12) months after the expiration of the Initial Term, such agreement to be executed by Tenant, if at all, by giving written notice not less than ninety (90) days prior to the expiration of the Initial Term or the then-current Renewal Term and accepted by Landlord in writing within twenty days after receipt of the aforementioned notice. The Initial Term and any Renewal Term are sometimes referred to together in this Lease as the "Term" hereof.

     The Renewal Terms shall be governed and subject to all of the terms and conditions of the original lease, including rent.

     Renewal term of lease shall include all or a portion of the Initial Term leased space designated as Areas I, II and III as determined by Tenant and accepted by Landlord.